SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:        February 26, 1997
(Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
          (Issuer in Respect of the REMIC Pass-Through CitiCertificates
                                 Series 1997-1)
               (Exact name of registrant as specified in charter)

 Delaware                              33-66222                   13-3408713
(State or other juris-                (Commission             (I.R.S. Employer
diction of organization)               File Nos.)            Identification No.)


909 Third Avenue, New York, New York                       10043
------------------------------------                       -----
(Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code (212) 559-3431


(Former name, former address and former fiscal year, if changed since last report.)

Item 2.        Acquisition or Disposition of Assets.


                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 1997-1
                 -----------------------------------------------

                                February 26, 1997

                    DETAILED DESCRIPTION OF THE MORTGAGE POOL
                    -----------------------------------------
                         AND THE MORTGAGED PROPERTIES 1
                        --------------------------------

      On February 26, 1997, Citicorp Mortgage Securities, Inc. ("CMSI") will transfer to the Trustee Mortgage Loans evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before February 1, 1997) as of February 1, 1997 of $205,749,143.13. The Mortgage Loans will be delivered in exchange for the CitiCertificates, authenticated by the Trustee, evidencing 100% of the regular interests in the Trust. Distributions on the CitiCertificates will be made by State Street Bank and Trust Company, as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all Mortgage Loans remaining in the Mortgage Pool pursuant to the Pooling Agreement if at the time of repurchase the aggregate Adjusted Balance of such Mortgage Loans is less than $10,287,457.16. Information below is provided with respect to all Mortgage Loans included in the Mortgage Pool.

      The total number of Mortgage Loans as of February 1, 1997 was 646. The weighted average Note Rate of the Mortgage Loans as of February 1, 1997 was 7.820%. The weighted average remaining term to stated maturity of the Mortgage Loans as of February 1, 1997 was 358.20 months. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Mortgage Loans were originated prior to December 1, 1995 or after February 1, 1997.

      None of the Mortgage Loans has a scheduled maturity later than February 1, 2027. Each Mortgage Loan has an original principal balance of not less than $24,000 nor more than $1,500,000. Mortgage Loans having an aggregate Adjusted Balance of $22,970,996 as of February 1, 1997 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 90%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of February 1, 1997 was 74.0%. No more than $2,332,837 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 98%2 of the Mortgage Loans are secured by Mortgaged Properties determined by Citicorp Mortgage, Inc. to be the primary residence of the borrower ("Mortgagor"). The sole basis for such determination is either (a) a representation by the Mortgagor at origination of the Mortgage Loan that the underlying property will be used for a period of at least 6 months every year or that he intends to use the underlying property as his primary

-----------------
(A) Capitalized terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus Supplement dated February 24, 1997 and the Prospectus, dated February 24, 1997, (collectively, the "Prospectus"), relating to the REMIC Pass-Through Certificates, Series 1997-1.

(B) Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

residence,  or (b)
that the address of the underlying property is the Mortgagor's mailing address as reflected in Originator's records. No more than 1%3 of the Mortgage Loans are secured by investment properties.

      At least 98%4 of the Mortgage Loans are Mortgage Loans originated using loan underwriting policies which require among other things, proof of income and liquid assets and telephone verification of employment.

      At least 99% of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date.

      Discount Mortgage Loans will consist of Mortgage Loans with Net Note Rates
(NNRs) less than 7.250%. Premium Mortgage Loans will consist of Mortgage Loans with NNRs greater than or equal to 7.250%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans was $24,730,478.42 and $181,018,664.71, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 7.270% and 7.895%, respectively. The weighted average remaining term to stated maturity of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 358.78 months and 358.12 months, respectively.

      The Special Hazard Loss Amount as of February 1, 1997 was $2,995,751.56.

      The Fraud Loss Amount as of February 1, 1997 was $2,057,491.43.

      The Bankruptcy Loss Amount as of February 1, 1997 was $100,000.00.

      The aggregate Initial Stated Amount of the Class A CitiCertificates as of February 1, 1997 was $194,947,107.43.

      The aggregate Initial Stated Amount of the Class M CitiCertificates as of February 1, 1997 was $4,115,188.00.

      The aggregate Initial Stated Amount of the Class B-1 CitiCertificates as of February 1, 1997 was $2,571,864.00.

      The aggregate Initial Stated Amount of the Class B-2 CitiCertificates as of February 1, 1997 was $2,057,492.00.

      The aggregate Initial Stated Amount of the Class B-3 CitiCertificates as of February 1, 1997 was $822,996.00.

      The aggregate Initial Stated Amount of the Class B-4 CitiCertificates as of February 1, 1997 was $411,499.00.

-----------------
(B) Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

      The aggregate Initial Stated Amount of the Class B-5 CitiCertificates as of February 1, 1997 was $822,996.70.

      The initial Class A-IO Notional Amount as of February 1, 1997 was $181,018,664.71.

      The initial rate per annum for determination of the Distributable Class A-IO Interest Amount is 0.395499503634%.

      The Subordinated CitiCertificate Percentage is 5.250099969153%.*

      The Class M Subordination Percentage is 3.250000266478%.*

      The Class B-1 Subordination Percentage is 2.000000407001%.*

      The Class B-2 Subordination Percentage is 1.000000130596%.*

      The Class B-3 Subordination Percentage is 0.600000408857%.*

      The Class B-4 Subordination Percentage is 0.400000061959%.*

      The following tables set forth information regarding the Mortgage Loans as of February 1, 1997.




-----------------
* Equal to the Initial Stated Amount thereof divided by the aggregate Adjusted Balance of the Mortgage Loans.

                     YEARS OF ORIGINATION OF MORTGAGE LOANS
                     --------------------------------------

                                Number of                 Aggregate Principal
Year Originated                 Loans                     Balances Outstanding
---------------                 ---------                 ----------------------

      1995                           1                    $            261,482
      1996                         605                             192,067,739
      1997                          40                              13,419,922
                                   ---                     ---------------------
      Total                        646                    $        205,749,143
                                   ===                     =====================




                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS
                  --------------------------------------------

Type of                              Number of              Aggregate Principal
Dwelling Unit                        Loans                  Balances Outstanding
---------------                      ---------              --------------------
Detached houses                         598               $        192,428,125
Multi-family dwellings                    4                          1,345,085
Townhouses                               10                          2,848,832
Condominium units (one                   14                          3,213,734
  to three stories high)
Condominium units (over                  13                          4,365,585
  three stories high)
Cooperative units                         7                          1,547,782
                                        ----                --------------------
Total                                   646               $        205,749,143
                                        ====                ====================

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS
             ------------------------------------------------------

Type of                            Number of                Aggregate Principal
Dwelling Unit                      Loans                    Balances Outstanding
---------------                    ---------                --------------------
1-family                             642                  $        204,404,058
2-family                               4                             1,345,085
                                    -----                   --------------------
Total                                646                  $        205,749,143
                                       ===                  ====================


                             SIZES OF MORTGAGE LOANS
                             -----------------------

Outstanding Principal               Number of               Aggregate Principal
Balance by Loan Size                Loans                   Balances Outstanding
---------------------               ---------               --------------------
$149,999 and under                       6                 $           421,714
$150,000 through $199,999                3                             519,162
$200,000 through $249,999              168                          39,521,362
$250,000 through $299,999              180                          49,260,829
$300,000 through $349,999              129                          42,022,335
$350,000 through $399,999               68                          25,693,382
$400,000 through $449,999               30                          12,880,236
$450,000 through $499,999               25                          11,861,554
$500,000 through $549,999                9                           4,696,151
$550,000 through $599,999               10                           5,808,194
$600,000 through $649,999               11                           6,992,135
$650,000 through $699,999                2                           1,395,212
$700,000 through $749,999                2                           1,473,945
$750,000 through $799,999                1                             798,809
$800,000 through $849,999                0                                   0
$850,000 through $899,999                0                                   0
$900,000 through $949,999                1                             906,247
$950,000 through $999,999                0                                   0
$1,000,000 and over                      1                           1,497,876
                                       ----                  -------------------
Total                                   646                $       205,749,143
                                        ===                  ===================

                        DISTRIBUTION OF MORTGAGE LOANS BY
                                   NOTE RATES
                        ---------------------------------

Mortgage Loan                      Number of                Aggregate Principal
Note Rate                          Loans                    Balances Outstanding
---------------------              ---------                --------------------

7.00%                                  4                   $         1,209,773
7.01%  - 7.50%                       159                            49,608,956
7.51%  - 8.00%                       341                           110,523,766
8.01%  - 8.50%                       129                            40,402,157
8.51%  - 9.00%                        12                             3,694,872
9.01%  - 9.125%                        1                               309,619
                                     ----                    -------------------
Total                                646                   $       205,749,143
                                     ===                     ===================




                        DISTRIBUTION OF MORTGAGE LOANS BY
                       LOAN-TO-VALUE RATIOS AT ORIGINATION
                       -----------------------------------

                                   Number of                Aggregate Principal
Loan-to-Value Ratio                Loans                    Balances Outstanding
-------------------------          ---------                --------------------

65.00% and Below                      110                  $        38,932,733
65.01% - 75.00%                       139                           46,357,344
75.01% - 80.00%                       313                           97,488,070
80.01% - 85.00%                        17                            4,618,178
85.01% - 90.00%                        67                           18,352,818
                                      ----                  --------------------
Total                                 646                  $       205,749,143
                                      ===                   ====================

            GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
            --------------------------------------------------------

                                   Number of                Aggregate Principal
State                              Loans                    Balances Outstanding
-----                              ---------                --------------------

Alabama                                8                   $         2,400,975
Arizona                                7                             2,327,964
Arkansas                               4                             1,197,478
California                           193                            66,016,759
Colorado                              10                             2,944,590
Connecticut                           29                             9,476,622
District of Columbia                   5                             1,625,473
Florida                               16                             4,104,817
Georgia                               32                             9,824,584
Idaho                                  1                               399,718
Illinois                              15                             5,061,420
Indiana                                1                               445,400
Iowa                                   2                               513,151
Kansas                                 1                               214,661
Louisiana                              1                               524,639
Maryland                              29                             9,466,387
Massachusetts                         28                             9,561,387
Michigan                               9                             2,878,255
Minnesota                              3                               939,466
Mississippi                            1                               271,831
Missouri                               4                             1,083,219
Nevada                                 1                               227,200
New Jersey                            35                            10,753,879
New Mexico                             2                               584,592
New York                              66                            20,925,037
North Carolina                        22                             6,285,739
Ohio                                   1                               280,607
Pennsylvania                          11                             3,676,127
Rhode Island                           1                               259,641
South Carolina                         1                               224,697
Tennessee                              9                             2,889,205
Texas                                 18                             5,697,606
Utah                                   3                             1,484,337
Virginia                              62                            16,934,485
Washington                            14                             4,022,358
Wyoming                                1                               224,837
                                     ----                   --------------------
Total                                646                   $       205,749,143
                                     ===                    ====================

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITICORP MORTGAGE SECURITIES, INC.
(Registrant)

By: /s/ John H. Outland
    John H. Outland
    Senior Vice President


Dated: February 26, 1997